Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Luis Goldner, Chief Executive Officer of Versus Systems Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	the Quarterly Report on Form 10-Q of Versus Systems Inc. for the three-month period ended September 30, 2024 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Versus Systems Inc.

Date: November 14, 2024	By:	/s/ Luis Goldner
		Name:	Luis Goldner
		Title:	Chief Executive Officer (Principal Executive Officer)